EXHIBIT  99.0

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS




The undersigned, as Chief Executive Officer of Talram Corporation, does hereby certify that Talram's annual report for the quarter ended June 30, 2002 on Form 10-QSB which contains audited financial statements for the quarter ending June 30, 2002, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that information contained in this report fairly represents, in all material respects, the financial condition and results of operations of Talram Corporation.



___________________
Joel  Schonfeld,  President
Talram  Corporation